Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED DECEMBER 6, 2019

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2019, AS SUPPLEMENTED

CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO

The Board of Trustees of Brighthouse Funds Trust I (the “Trust”) has approved a change of subadviser for the ClearBridge Aggressive Growth Portfolio (the “Portfolio”) from ClearBridge Investments, LLC (“ClearBridge”) to Loomis, Sayles & Company, L.P. (“Loomis Sayles”) to be effective on or about December 16, 2019, pursuant to a new subadvisory agreement between the Trust’s investment adviser, Brighthouse Investment Advisers, LLC, and Loomis Sayles. Effective on or about December 16, 2019, the name of the Portfolio will change to Loomis Sayles Growth Portfolio, and, except as otherwise noted below, all references to the former name of the Portfolio contained in the Statement of Additional Information (the “SAI”) will change to the Portfolio’s new name and all references contained in the SAI to ClearBridge as the Portfolio’s subadviser will change to Loomis Sayles. The Insurance Companies (as defined in the Portfolio’s Prospectus) may temporarily continue to refer to ClearBridge as the Portfolio’s subadviser and to the Portfolio by its former name in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the SAI for the Portfolio are effective on or about December 16, 2019:

The subsection entitled “Investment Policies – ClearBridge Aggressive Growth Portfolio” is deleted in its entirety.

The subsection entitled “Investment Strategies and Risks – Foreign Currency Transactions, including Currency Forward Contracts, Currency Futures, and Currency Options” is revised to add a reference to the Portfolio in the second paragraph under the heading “Foreign Currency Conversion.”

The subsection entitled “Investment Strategies and Risks – Foreign Equity Depositary Receipts” is revised to add a reference to the Portfolio in the last paragraph.

The subsection entitled “Investment Strategies and Risks – Interest Rate Transactions” is revised to add a reference to the Portfolio in the penultimate paragraph under the heading “Interest Rate Swaps and Related Caps and Floors.”

The subsection entitled “Investment Strategies and Risks – Interest Rate Transactions” is revised to add a reference to the Portfolio in the first sentence under the heading “Options on Interest Rate Swap Agreements.”

The subsection entitled “Investment Strategies and Risks – Interest Rate Transactions” is revised to add a reference to the Portfolio in the last paragraph under the heading “Options on Interest Rate Futures Contracts.”

The subsection entitled “Investment Strategies and Risks – Options and Futures Strategies” is revised to add a reference to the Portfolio in each sentence of the last paragraph under the heading “Purchasing Put and Call Options on Securities.”

The subsection entitled “Investment Strategies and Risks – Options and Futures Strategies” is revised to add a reference to the Portfolio in each sentence of the last paragraph under the heading “Purchase and Sale of Options and Futures on Stock Indices.”

The subsection entitled “Investment Strategies and Risks – Options and Futures Strategies” is revised to add a reference to the Portfolio in the last paragraph under the heading “Options on Stock Index Futures Contracts.”

The subsection entitled “Investment Strategies and Risks – Special Situations” is revised to add a reference to the Portfolio in the second sentence.

In the subsection entitled “Investment Restrictions – Trust I Portfolio Fundamental Policies,” the paragraph under the heading “2. Diversification” is supplemented with the following footnote:

*	As of December 16, 2019, the Loomis Sayles Growth Portfolio expects that it will act as a diversified portfolio under the 1940 Act, although it has the ability to act as a non-diversified Portfolio.

The subsection entitled “Investment Restrictions – Trust I Portfolio and Trust II Portfolio Operating Policies – Foreign Currency Transactions” is revised to add a reference to the Portfolio in the second and third sentences.

In the subsection entitled “Investment Advisory and Other Services – Subadvisory Arrangements for Trust I and Trust II – Ownership Information for the Subadvisers to Trust I and Trust II,” the paragraph describing the ownership of ClearBridge is deleted in its entirety.

In the subsection entitled “Investment Advisory and Other Services – Subadvisory Arrangements for Trust I and Trust II – The Trust I Portfolios’ Subadvisory Fee Schedules,” the information regarding the Portfolio in the table and footnote (g) are deleted in their entirety and replaced with the following:

Trust I Portfolio	Annual Percentage Rate	Average Daily Net Asset Value Levels
Loomis Sayles Growth(g)	0.265%	All assets

(g)

Prior to December 16, 2019, the subadvisory fee rate for Loomis Sayles Growth was at the annual rate of 0.350% of the first $500 million of the Portfolio’s average daily net assets, 0.300% of the next $500 million, 0.250% of the next $1 billion, 0.200% of the next $1 billion, and 0.180% of such assets over $3 billion. Prior to December 1, 2016, the subadvisory fee rate for Loomis Sayles Growth was at the annual rate of 0.350% of the first $500 million of the Portfolio’s average daily net assets, 0.300% of the next $1.35 billion, 0.250% of the next $150 million, and 0.200% of such assets over $2 billion.

In the subsection entitled “Description of the Trusts – Beneficial Interests in Trust I,” the third paragraph is supplemented with the following footnote:

*	As of December 16, 2019, the Loomis Sayles Growth Portfolio expects that it will act as a diversified portfolio under the 1940 Act, although it has the ability to act as a non-diversified Portfolio.

In Appendix B – “Proxy Voting Policies and Procedures,” the proxy voting policies and procedures for ClearBridge are deleted in their entirety.

In Appendix C – “Portfolio Managers,” the section titled “ClearBridge Aggressive Growth Portfolio” is deleted in its entirety and the section titled “Loomis Sayles Global Allocation Portfolio, Loomis Sayles Small Cap Core Portfolio and Loomis Sayles Small Cap Growth Portfolio” is amended to add Loomis Sayles Growth Portfolio (collectively, the “Loomis Sayles Portfolios”) and the information for Aziz V. Hamzaogullari, CFA, set forth in the table below:

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager and Portfolio(s) Managed	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Aziz V. Hamzaogullari, CFA(1),	Registered Investment Companies	31	$23.6 billion	0	$0
Loomis Sayles Growth Portfolio	Other Pooled Investment Vehicles	15	$8.3 billion	2	$791.5 million
	Other Accounts	140	$22.4 billion	0	$0

(1)	Other Accounts Managed information is as of October 31, 2019. As of October 31, 2019, Mr. Hamzaogullari did not beneficially own any equity securities of Loomis Sayles Growth Portfolio.

In Appendix C – “Portfolio Managers,” in the subsection entitled “Compensation” with respect to the Loomis Sayles Portfolios, the third paragraph is supplemented with the following information:

The benchmark used for the investment style utilized for Loomis Sayles Growth Portfolio is the Russell 1000 Growth Index.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE